UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2017

RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33307	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue,
Los Angeles, California 90025

(Address of Principal Executive Offices) (Zip Code)

(310) 445-2800

(Registrant’s Telephone Number, Including Area Code)

(Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

Amendment to First Lien Credit and Guaranty Agreement

On February 2, 2017 (the “Effective Date”), Radnet Management, Inc. (the “Borrower”), a wholly-owned subsidiary of RadNet, Inc. (the “Company”), entered into that certain Amendment No. 4 to Credit and Guaranty Agreement (“Amendment No. 4”) by and among the Borrower, the Company, Barclays Bank PLC, as administrative agent and collateral agent (“Barclays”) and the lenders party thereto, pursuant to which the Borrower is amending the Amended and Restated First Lien Credit and Guaranty Agreement (the “A&R Credit Agreement”) by and among the Borrower, the Company, certain subsidiaries and affiliates of the Borrower, the lenders party thereto from time to time, Barclays as administrative agent and collateral agent, Barclays, Capital One, National Association (“Capital One”), SunTrust Robinson Humphrey, Inc., Credit Suisse Securities (USA) LLC (“Credit Suisse”) and RBC Capital Markets, as joint bookrunners and joint lead arrangers, Capital One and SunTrust Bank as co-syndication agents and Credit Suisse and Royal Bank of Canada as co-documentation agents. The existing A&R Credit Agreement consists of $478,937,500 senior secured first lien term loans (the “Term Loans”) and a $117,500,000 senior secured revolving credit facility (the “Revolving Credit Facility”). Amendment No. 4 reflects a reduction in the interest rate applicable to the Term Loans and the Revolving Credit Facility (including letters of credit under the A&R Credit Agreement) of 50 basis points. Other than such reduction in the interest rate on credit extensions under the A&R Credit Agreement, Amendment No. 4 did not result in any material modification or amendment to the A&R Credit Agreement in effect prior to the Effective Date.

The A&R Credit Agreement, and the amendments thereto prior to the Effective Date, were previously described in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 12, 2012, the Current Report on Form 8-K filed with the SEC on April 3, 2013, the Company’s Annual Report on Form 10-K filed with the SEC on March 17, 2014 for the fiscal year ended December 31, 2013, the Current Report on Form 8-K filed with the SEC on March 31, 2014, and the Current Report on Form 8-K filed with the SEC on July 5, 2016 (as amended by the Form 8-K/A filed with the SEC on December 2, 2016).

A copy of Amendment No. 4 is attached hereto as Exhibit 10.1 and is incorporated herein by this reference. The foregoing description of Amendment No. 4 does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

A copy of the press release issued by the Company related to Amendment No. 4 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1

Amendment No. 4 to Credit and Guaranty Agreement, dated as of February 2, 2017, by and among Radnet Management, Inc., RadNet, Inc., certain subsidiaries and affiliates of RadNet, Inc., the lenders party thereto from time to time, and Barclays Bank PLC, as administrative agent and collateral agent.

99.1	Press Release dated February 2, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2017	RadNet, Inc.

	By:	/s/ Mark Stolper
	Name:	Mark Stolper
	Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment No. 4 to Credit and Guaranty Agreement, dated as of February 2, 2017, by and among Radnet Management, Inc., RadNet, Inc., certain subsidiaries and affiliates of RadNet, Inc., the lenders party thereto from time to time, and Barclays Bank PLC, as administrative agent and collateral agent.

99.1	Press Release dated February 2, 2017

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